Exhibit 99.1

KCS: William H. Galligan, 816-983-1551, bgalligan@kcsouthern.com

Kansas City Southern Reports Fourth Quarter and Full-Year 2016

Fourth Quarter 2016 Results

•	Revenue of $599 million, unchanged from prior year

•	Carload volumes of 555 thousand, unchanged from prior year

•	Operating income of $211 million, a decrease of 4% from fourth quarter 2015

•	Operating ratio of 64.8%, compared with 63.4% in fourth quarter 2015

•	Diluted earnings per share of $1.21, a decrease of 5% compared to fourth quarter 2015. Adjusted diluted earnings per share of $1.12, a decrease of 9% compared to fourth quarter 2015

Kansas City, Mo., January 20, 2017. Kansas City Southern (KCS) (NYSE:KSU) reported fourth quarter 2016 revenues of $599 million, unchanged from fourth quarter 2015. Overall, carload volumes were unchanged compared to the prior year. Excluding the estimated impact of Mexican peso depreciation, revenues would have increased by 3% compared to the fourth quarter of 2015.

Operating expenses in the fourth quarter were $388 million, an increase of 2% from 2015. Excluding the estimated impact of Mexican peso depreciation, operating expenses increased 7% compared to the fourth quarter of 2015.

Operating income for the fourth quarter of 2016 was $211 million, a decrease of 4% from the fourth quarter 2015. KCS reported a fourth quarter operating ratio of 64.8%, a 1.4 point increase from fourth quarter 2015. Reported net income in the fourth quarter of 2016 totaled $130 million, or $1.21 per diluted share, compared with $140 million, or $1.28 per diluted share, in the fourth quarter of 2015. Excluding the impacts of foreign exchange fluctuations and 2015 debt retirement and exchange costs, adjusted diluted earnings per share for fourth quarter 2016 was $1.12, compared to $1.23 in fourth quarter 2015.

For the full year of 2016, revenue was $2.3 billion, down 3% from 2015. Carloads for 2016 were 2.17 million, a decrease of 2% from the prior year. Full year 2016 operating income was $819 million, an increase of 2% from the prior year. The Company’s 2016 operating ratio was 64.9%, a 1.9 point improvement from the prior year’s reported operating ratio and a 1.5 point improvement from the prior year’s adjusted operating ratio.

Reported net income in 2016 totaled $480 million or $4.43 per diluted share, compared with $485 million, or $4.40 per diluted share, in 2015. Excluding the impacts of foreign exchange fluctuations and 2015 lease termination and debt retirement and exchange costs, adjusted diluted earnings per share for 2016 was $4.48 compared to $4.49 in 2015.

“KCS’ ability to react swiftly and efficiently was proven throughout 2016, as our network faced challenging operational interruptions throughout the year. In addition, volatility in key commodities such as energy, consumer, and intermodal markets created uncertainty during 2016. Despite these conditions, KCS’ achieved a full-year operating ratio of 64.9%, a 1.5 point improvement versus 2015 adjusted.” stated Kansas City Southern’s President and Chief Executive Officer Patrick J. Ottensmeyer.

“Looking ahead to 2017, the Company is aware of both economic and political uncertainty. However, we continue to emphasize our commitment to growth and we are well positioned to take full advantage of the significant new business opportunities that lie ahead of us.”

GAAP Reconciliations
($ in millions, except per share amounts)

Reconciliation of Diluted Earnings per Share to Adjusted
Diluted Earnings per Share	Three Months Ended December 31, 2016
	Income Before Income Taxes	Income Tax Expense	Net Income	Diluted Earnings per Share
As reported	$165.7	$35.4	$130.3	$1.21
Adjustments for:
Foreign exchange loss	24.7	7.4	17.3	0.16
Foreign exchange component of income taxes	—	26.8	(26.8)	(0.25)
Adjusted	$190.4	$69.6	120.8
Less: Noncontrolling interest			(0.7)
Adjusted net income available to common
stockholders - see (a) below			$120.1	$1.12

	Three Months Ended December 31, 2015
	Income Before Income Taxes	Income Tax Expense	Net Income	Diluted Earnings per Share
As reported	$186.7	$46.7	$140.0	$1.28
Adjustments for:
Debt retirement and exchange costs	7.6	2.7	4.9	0.05
Foreign exchange loss	4.5	1.4	3.1	0.03
Foreign exchange component of income taxes	—	13.9	(13.9)	(0.13)
Adjusted	$198.8	$64.7	134.1
Less: Noncontrolling interest			(0.7)
Adjusted net income available to common
stockholders - see (a) below			$133.4	$1.23

GAAP Reconciliations (continued)
($ in millions, except per share amounts)

Reconciliation of Diluted Earnings per Share to Adjusted
Diluted Earnings per Share	Year Ended December 31, 2016
	Income Before Income Taxes	Income Tax Expense	Net Income	Diluted Earnings per Share
As reported	$662.7	$182.8	$479.9	$4.43
Adjustments for:
Foreign exchange loss	72.0	21.6	50.4	0.47
Foreign exchange component of income taxes	—	45.0	(45.0)	(0.42)
Adjusted	$734.7	$249.4	485.3
Less: Noncontrolling interest and preferred
stock dividends			(2.0)
Adjusted net income available to common
stockholders - see (a) below			$483.3	$4.48

	Year Ended December 31, 2015
	Income Before Income Taxes	Income Tax Expense	Net Income	Diluted Earnings per Share
As reported	$672.6	$187.3	$485.3	$4.40
Adjustments for:
Lease termination costs	9.6	2.9	6.7	0.06
Debt retirement and exchange costs	7.6	2.7	4.9	0.04
Foreign exchange loss	56.6	17.0	39.6	0.36
Foreign exchange component of income taxes	—	40.5	(40.5)	(0.37)
Adjusted	$746.4	$250.4	496.0
Less: Noncontrolling interest and preferred
stock dividends			(2.0)
Adjusted net income available to common
stockholders - see (a) below			$494.0	$4.49

GAAP Reconciliations (continued)
($ in millions)

Reconciliation of Operating Expenses to Adjusted	Years Ended
Operating Expenses	December 31,
	2016	2015
Operating expenses as reported	$1,515.7	$1,615.0
Adjustment for lease termination costs	—	(9.6)
Adjusted operating expenses - see (b) below	$1,515.7	$1,605.4

Operating income as reported	$818.5	$803.8
Adjusted operating income - see (b) below	818.5	813.4

Operating ratio (c) as reported	64.9%	66.8%
Adjusted operating ratio - see (b) and (c) below	64.9%	66.4%

Revenue Change Excluding Estimated Foreign
Exchange Impact
		Change %
Reported revenues for the three months ended December 31, 2016	$598.5
Reported revenues for the three months ended December 31, 2015	598.0
Revenue change	0.5	—

Estimated foreign exchange impact	16.9
Revenue change excluding foreign exchange
impact - see (d) below	$17.4	3%

Operating Expense Change Excluding Estimated Foreign
Exchange Impact
		Change %
Reported operating expenses for the three months ended December 31, 2016	$387.6
Reported operating expenses for the three months ended December 31, 2015	379.1
Operating expense change	8.5	2%

Estimated foreign exchange impact	16.3
Operating expense change excluding foreign exchange
impact - see (d) below	$24.8	7%

(a)
The Company believes adjusted diluted earnings per share is meaningful as it allows investors to evaluate the Company's performance for different periods on a more comparable basis by excluding the impact of changes in foreign currency exchange rates and items that are not directly related to the ongoing operations of the Company.

(b)
The Company believes adjusted operating expenses, operating income and operating ratio are meaningful as they allow investors to evaluate the Company's performance for different periods on a more comparable basis by excluding items that are not directly related to the ongoing operations of the Company.

(c)	Operating ratio is calculated by dividing operating expenses by revenues; or in the case of adjusted operating ratio, adjusted operating expenses divided by revenues.

(d)
The Company believes revenue and operating expense changes excluding foreign exchange impact are meaningful measures as they allow investors to evaluate the Company's performance for different periods on a more comparable basis by excluding the impact of fluctuations in foreign currency exchange rates by holding these rates constant between the reporting periods.

Headquartered in Kansas City, Mo., Kansas City Southern (KCS) (NYSE: KSU) is a transportation holding company that has railroad investments in the U.S., Mexico and Panama.  Its primary U.S. holding is The Kansas City Southern Railway Company, serving the central and south central U.S.  Its international holdings include Kansas City Southern de Mexico, S.A. de C.V., serving northeastern and central Mexico and the port cities of Lázaro Cárdenas, Tampico and Veracruz, and a 50 percent interest in Panama Canal Railway Company, providing ocean-to-ocean freight and passenger service along the Panama Canal.  KCS’ North American rail holdings and strategic alliances are primary components of a NAFTA Railway system, linking the commercial and industrial centers of the U.S., Mexico and Canada.

This news release contains “forward-looking statements” within the meaning of the securities laws concerning potential future events involving KCS and its subsidiaries, which could materially differ from the events that actually occur.  Words such as “projects,” “estimates,” “forecasts,” “believes,” “intends,” “expects,” “anticipates,” and similar expressions are intended to identify many of these forward-looking statements.  Such forward-looking statements are based upon information currently available to management and management’s perception thereof as of the date hereof.  Differences that actually occur could be caused by a number of external factors over which management has little or no control, including: competition and consolidation within the transportation industry; the business environment in industries that produce and use items shipped by rail; loss of the rail concession of KCS’ subsidiary, Kansas City Southern de México, S.A. de C.V.; the termination of, or failure to renew, agreements with customers, other railroads and third parties; access to capital; disruptions to KCS’ technology infrastructure, including its computer systems; natural events such as severe weather, hurricanes and floods; market and regulatory responses to climate change; legislative and regulatory developments and disputes; rail accidents or other incidents or accidents on KCS’ rail network or at KCS’ facilities or customer facilities involving the release of hazardous materials, including toxic inhalation hazards; fluctuation in prices or availability of key materials, in particular diesel fuel; dependency on certain key suppliers of core rail equipment; changes in securities and capital markets; availability of qualified personnel; labor difficulties, including strikes and work stoppages; insufficiency of insurance to cover lost revenue, profits or other damages; acts of terrorism or risk of terrorist activities; war or risk of war; domestic and international economic, political and social conditions; the level of trade between the United States and Asia or Mexico; fluctuations in the peso-dollar exchange rate; increased demand and traffic congestion; the outcome of claims and litigation involving KCS or its subsidiaries; and other factors affecting the operation of the business.  More detailed information about factors that could affect future events may be found in filings by KCS with the Securities and Exchange Commission, including KCS’ Annual Report on Form 10-K for the year ended December 31, 2015 (File No. 1-4717) and subsequent reports.  Forward-looking statements are not, and should not be relied upon as, a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved.  As a result, actual outcomes and results may differ materially from those expressed in forward-looking statements.  KCS is not obligated to update any forward-looking statements to reflect future events or developments.

Kansas City Southern and Subsidiaries
Consolidated Statements of Income
(In millions, except share and per share amounts)
(Unaudited)
	Three Months Ended		Years Ended
	December 31,		December 31,
	2016	2015	2016	2015
Revenues	$598.5	$598.0	$2,334.2	$2,418.8
Operating expenses:
Compensation and benefits	115.4	103.9	462.4	442.2
Purchased services	49.4	50.9	208.5	223.0
Fuel	67.8	69.9	253.8	306.9
Mexican fuel excise tax credit	(13.2)	—	(62.8)	—
Equipment costs	34.1	29.2	120.0	119.4
Depreciation and amortization	78.1	73.9	305.0	284.6
Materials and other	56.0	51.3	228.8	229.3
Lease termination costs	—	—	—	9.6
Total operating expenses	387.6	379.1	1,515.7	1,615.0
Operating income	210.9	218.9	818.5	803.8
Equity in net earnings of affiliates	4.2	3.9	14.6	18.3
Interest expense	(24.5)	(23.7)	(97.7)	(81.9)
Debt retirement and exchange costs	—	(7.6)	—	(7.6)
Foreign exchange loss	(24.7)	(4.5)	(72.0)	(56.6)
Other expense, net	(0.2)	(0.3)	(0.7)	(3.4)
Income before income taxes	165.7	186.7	662.7	672.6
Income tax expense	35.4	46.7	182.8	187.3
Net income	130.3	140.0	479.9	485.3
Less: Net income attributable to noncontrolling interest	0.7	0.7	1.8	1.8
Net income attributable to Kansas City Southern and subsidiaries	129.6	139.3	478.1	483.5
Preferred stock dividends	—	—	0.2	0.2
Net income available to common stockholders	$129.6	$139.3	$477.9	$483.3

Earnings per share:
Basic earnings per share	$1.21	$1.28	$4.44	$4.41
Diluted earnings per share	$1.21	$1.28	$4.43	$4.40

Average shares outstanding (in thousands):
Basic	106,845	108,521	107,560	109,709
Potentially dilutive common shares	206	216	201	206
Diluted	107,051	108,737	107,761	109,915

Kansas City Southern and Subsidiaries
Revenue & Carload/Units by Commodity - Fourth Quarter 2016 and 2015

	Revenues			Carloads and Units			Revenue per
	(in millions)			(in thousands)			Carload/Unit
	Fourth Quarter		%	Fourth Quarter		%	Fourth Quarter		%
	2016	2015	Change	2016	2015	Change	2016	2015	Change

Chemical & Petroleum
Chemicals	$50.1	$52.9	(5%)	26.4	28.0	(6%)	$1,898	$1,889	—
Petroleum	31.4	35.3	(11%)	17.6	20.4	(14%)	1,784	1,730	3%
Plastics	29.9	32.2	(7%)	16.7	18.1	(8%)	1,790	1,779	1%
Total	111.4	120.4	(7%)	60.7	66.5	(9%)	1,835	1,811	1%

Industrial & Consumer Products
Forest Products	60.6	64.2	(6%)	28.9	29.8	(3%)	2,097	2,154	(3%)
Metals & Scrap	51.2	45.5	13%	28.3	25.3	12%	1,809	1,798	1%
Other	24.2	19.9	22%	19.4	17.3	12%	1,247	1,150	8%
Total	136.0	129.6	5%	76.6	72.4	6%	1,775	1,790	(1%)

Agriculture & Minerals
Grain	69.7	56.7	23%	38.8	31.7	22%	1,796	1,789	—
Food Products	40.2	37.5	7%	18.1	17.6	3%	2,221	2,131	4%
Ores & Minerals	5.4	7.0	(23%)	6.5	8.0	(19%)	831	875	(5%)
Stone, Clay & Glass	7.2	7.4	(3%)	3.4	3.2	6%	2,118	2,313	(8%)
Total	122.5	108.6	13%	66.8	60.5	10%	1,834	1,795	2%

Energy
Utility Coal	40.1	44.2	(9%)	46.9	52.9	(11%)	855	836	2%
Coal & Petroleum Coke	10.0	9.4	6%	15.5	16.2	(4%)	645	580	11%
Frac Sand	7.9	5.9	34%	6.0	4.1	46%	1,317	1,439	(8%)
Crude Oil	2.7	8.3	(67%)	3.0	6.1	(51%)	900	1,361	(34%)
Total	60.7	67.8	(10%)	71.4	79.3	(10%)	850	855	(1%)

Intermodal	92.5	93.4	(1%)	240.8	244.3	(1%)	384	382	1%

Automotive	52.9	54.7	(3%)	38.9	32.8	19%	1,360	1,668	(18%)

TOTAL FOR COMMODITY GROUPS	576.0	574.5	—	555.2	555.8	—	$1,037	$1,034	—

Other Revenue	22.5	23.5	(4%)

TOTAL	$598.5	$598.0	—

Kansas City Southern and Subsidiaries
Revenue & Carload/Units by Commodity - Years Ended December 31, 2016 and 2015

	Revenues			Carloads and Units			Revenue per
	(in millions)			(in thousands)			Carload/Unit
	Years Ended		%	Years Ended		%	Years Ended		%
	2016	2015	Change	2016	2015	Change	2016	2015	Change

Chemical & Petroleum
Chemicals	$204.7	$215.6	(5%)	107.8	115.8	(7%)	$1,899	$1,862	2%
Petroleum	142.5	136.9	4%	79.7	76.3	4%	1,788	1,794	—
Plastics	128.2	121.7	5%	71.0	67.6	5%	1,806	1,800	—
Total	475.4	474.2	—	258.5	259.7	—	1,839	1,826	1%

Industrial & Consumer Products
Forest Products	250.2	269.7	(7%)	117.8	127.1	(7%)	2,124	2,122	—
Metals & Scrap	211.2	221.9	(5%)	122.6	120.7	2%	1,723	1,838	(6%)
Other	92.6	78.8	18%	76.6	72.7	5%	1,209	1,084	12%
Total	554.0	570.4	(3%)	317.0	320.5	(1%)	1,748	1,780	(2%)

Agriculture & Minerals
Grain	262.9	231.0	14%	147.6	132.9	11%	1,781	1,738	2%
Food Products	149.8	142.7	5%	68.1	64.7	5%	2,200	2,206	—
Ores & Minerals	19.6	27.2	(28%)	22.7	28.9	(21%)	863	941	(8%)
Stone, Clay & Glass	28.7	28.4	1%	13.0	12.3	6%	2,208	2,309	(4%)
Total	461.0	429.3	7%	251.4	238.8	5%	1,834	1,798	2%

Energy
Utility Coal	125.8	140.6	(11%)	157.8	173.7	(9%)	797	809	(1%)
Coal & Petroleum Coke	37.9	39.6	(4%)	62.1	61.2	1%	610	647	(6%)
Frac Sand	24.8	38.4	(35%)	19.6	23.1	(15%)	1,265	1,662	(24%)
Crude Oil	14.2	33.7	(58%)	14.4	22.8	(37%)	986	1,478	(33%)
Total	202.7	252.3	(20%)	253.9	280.8	(10%)	798	899	(11%)

Intermodal	357.6	381.5	(6%)	952.8	990.3	(4%)	375	385	(3%)

Automotive	189.9	218.7	(13%)	133.3	126.5	5%	1,425	1,729	(18%)

TOTAL FOR COMMODITY GROUPS	2,240.6	2,326.4	(4%)	2,166.9	2,216.6	(2%)	$1,034	$1,050	(2%)

Other Revenue	93.6	92.4	1%

TOTAL	$2,334.2	$2,418.8	(3%)